EXHIBIT 10.2


                            FORM OF WAIVER AGREEMENT

THIS WAIVER AGREEMENT is entered into by Blue Dolphin Energy Company, a Delaware corporation (the "Company"), and ________________ (the "Investor") Certain capitalized terms not defined herein have the meanings assigned to them in the Purchase Agreement (as defined below).

                                    RECITALS:

                  In Section 5.10 of Article 5 of the Note and Warrant Purchase Agreement dated September 8, 2004 (the "Purchase Agreement") between the Company and certain investors, each investor, including the Investor, agreed that, during the nine (9) month period following the Additional Closing Date, it will not sell, transfer or assign any of the Warrants or the Warrant Shares without the prior written consent of the Company.

                  The Investor has requested that the Company waive compliance with Section 5.10 of the Purchase Agreement.

                  Concurrently   herewith  the  Company  and  the  Investor  are
         entering into the Note Modification Agreement (as defined below).

         NOW, THEREFORE, in consideration of the promises herein contained, the mutual benefits to be derived herefrom and other good and valuable consideration received by each party, and each intending to be legally bound hereby, the Company and the Investor hereby agree as follows:

         The Company waives any further  compliance by the Investor with Section
5.10 of the Purchase Agreement.

         The Company agrees to use its  commercially  reasonable best efforts to
(i) file a registration statement on Form S-3 or such other form that the Company is then eligible to use (the "Registration Statement") by May 15, 2005 registering the resale of the Warrant Shares beneficially owned by the Investor and (ii) cause such Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter.

         Concurrently with the execution of this Waiver Agreement, the Investor agrees to enter into that certain Note Modification Agreement of even date herewith, between the Company and the Investor (the "Note Modification Agreement").

         Except as modified by this Agreement all other obligations of the Investor and the Company pursuant to the Purchase Agreement remain in full force and effect.

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         IN WITNESS WHEREOF, the parties have caused this Agreement which may be executed in multiple counterparts, to be executed by their duly authorized representatives, all as of the ____ day of April, 2005.

                                                    THE COMPANY:
                                                    BLUE DOLPHIN ENERGY COMPANY



                                                    By:_________________________
                                                       Name: Michael J. Jacobson
                                                       Title: President



                                                    THE INVESTOR:



                                                    By:_________________________
                                                       Name:
                                                       Title: